EXHIBIT 10.43.2

AMENDMENT No. 2
to
CREDIT AGREEMENT
dated as of December 19, 2008
among
KANSAS CITY SOUTHERN DE MÉXICO, S.A. DE C.V.,
as Borrower,
ARRENDADORA KCSM, S. DE R.L. DE C.V.,
as Guarantor,
CERTAIN LENDERS,
and
BANK OF AMERICA, N.A.,
as Administrative Agent

     THIS AMENDMENT NO. 2 TO CREDIT AGREEMENT, dated as of December 19, 2008 (this “Amendment”), is entered into among KANSAS CITY SOUTHERN DE MÉXICO, S.A. DE C.V., a corporation with variable capital (sociedad anónima de capital variable) organized under the laws of Mexico (the “Borrower”), ARRENDADORA KCSM, S. DE R.L. DE C.V., a corporation with variable capital (sociedad de responsabilidad limitada de capital variable) organized under the laws of Mexico (the “Guarantor”), each of the lenders that is a signatory hereto under the caption “LENDERS” on the signature pages hereto and each other Person that becomes a “Lender” pursuant to Section 11.8(b) of the Credit Agreement, and BANK OF AMERICA, N.A., as the administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).
RECITALS
     WHEREAS, the Borrower, the Guarantor, the Lenders and the Administrative Agent have entered into the Credit Agreement, dated as of June 14, 2007 (as amended, the “Credit Agreement”); and
     WHEREAS, the Majority Lenders desire to amend the Credit Agreement as set forth below, in accordance with Section 11.3 of the Credit Agreement, subject to the conditions set forth herein;
     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
     SECTION 1. Certain Defined Terms. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.
     SECTION 2. Amendments.
     (a) Section 1.1 of the Credit Agreement is hereby amended by deleting the existing definition of “Additional Dividends” in its entirety.
     (b) Section 7.3(b) of the Credit Agreement is hereby amended by deleting the existing Section 7.3(b) in its entirety and substituting the following therefor:
     “(b) the declaration or payment of any Restricted Payment to its shareholders by the Borrower for any fiscal quarter of the Borrower commencing after March 31, 2008; provided that: (i) the amount of such Restricted Payment shall not exceed an aggregate amount equal to: (A) US$20,000,000 plus 50% of Consolidated Net Income accrued on a cumulative basis during the period (deemed for purposes of this Section 7.3(b) to be one accounting period) commencing on January 1, 2005 and ending on the last day of the fiscal quarter immediately preceding the date of payment of such Restricted Payment (each such date, a “Restricted Payment Termination Date”) less (B) the aggregate amount of any Restricted Payment distributed or paid during the period beginning on January 1, 2005 and ending on the last day of the fiscal quarter immediately preceding any such Restricted Payment Termination Date; (ii) the Borrower shall have delivered to the

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Administrative Agent the applicable financial statements for the fiscal quarter ending on such Restricted Payment Termination Date in accordance with Section 6.2; and (iii) as of: (A) the Restricted Payment Termination Date for such Restricted Payment and (B) the date of payment of such Restricted Payment, no Default or Event of Default shall exist or would exist after the making thereof; provided that any breach of the covenant set forth in Section 7.1(b) that is attributable solely to the payment of a Restricted Payment made by the Borrower as set forth in clause (e) of the definition of “Consolidated Fixed Charges” shall not preclude or otherwise limit the payment of such Restricted Payment under this Agreement and such breach shall not be deemed a Default or an Event of Default under this Agreement. Any Restricted Payment payable hereunder shall be payable during the fiscal quarter in which the date of declaration of such Restricted Payment occurred; provided that the Borrower shall be permitted to declare an Restricted Payment during the fiscal quarter ending on December 31, 2008 and pay such Restricted Payment in one or more fiscal quarters during the fiscal year ending on December 31, 2009.”
     SECTION 3. Representations and Warranties. Each of the Borrower and the Guarantor represents and warrants to the Administrative Agent and the Lenders that:
     (a) The representations and warranties made in the Credit Agreement are (or after giving effect hereto will be) true and correct as if made on the date hereof.
     (b) The execution and delivery by each of the Borrower and the Guarantor of this Amendment and the performance by it of its obligations hereunder: (i) are within its corporate powers, (ii) have been duly authorized by all necessary corporate action and (iii) do not and will not contravene or conflict with any provision of: (A) its organizational documents, (B) any Applicable Law, decree, judgment, award, injunction or similar legal restriction in effect, except to the extent that any contravention thereof is not reasonably likely to have a Material Adverse Effect or (C) any document or other contractual restriction binding upon or affecting it or any of its Properties, except to the extent that any contravention thereof is not reasonably likely to have a Material Adverse Effect.
     SECTION 4. Effect of Amendment. All provisions of the Credit Agreement, except as expressly amended and modified by this Amendment, shall remain in full force and effect. After this Amendment becomes effective, all references in any Loan Document (or any other document) referring to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended by this Amendment. This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Credit Agreement other than as expressly set forth herein.
     SECTION 5. Effectiveness of Amendment. This Amendment shall become effective on the date (the “Effectiveness Date”) when, and only when the following conditions have been satisfied:
     (a) The Administrative Agent shall have received the following documents, each in form and substance satisfactory to the Administrative Agent:

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     (i) Executed Amendment. This Amendment, duly executed and delivered by the parties hereto;
     (ii) Organizational Documents. Copies of the Organizational Documents of each of the Borrower and the Guarantor, as certified by an authorized officer of each of the Borrower and the Guarantor, as applicable; and
     (iii) Authorizations. Documents (including appropriate resolutions of its shareholders or the Board of Directors or similar body) evidencing the due authorization of the execution, delivery and performance by the Borrower and the Guarantor of this Amendment, or a certification from an authorized officer of the Borrower and the Guarantor if such documents are not required by Applicable Law; and
     (b) The Administrative Agent shall have received evidence of payment of: (i) the fees and expenses then due and payable under Section 11.2(a) of the Credit Agreement, including legal fees of special U.S. and Mexican counsel to the Administrative Agent and (ii) the fees payable pursuant to Section 6.
     SECTION 6. Amendment Fee. The Borrower agrees to pay to the Administrative Agent for the account of each Lender that executes this Amendment a fee in an amount equal to: (a) 0.10% multiplied by (b) the sum of: (i) such Lender’s undrawn Commitments as of the Effectiveness Date plus (ii) such Lender’s Loans as of the Effectiveness Date. Such fee shall be payable in full on the Effectiveness Date.
     SECTION 7. Ratification and Confirmation of Guarantee. The Guarantor hereby ratifies and reaffirms the execution and delivery of the Guarantee set forth in Article IX of the Credit Agreement and confirms that such Guarantee remains in full force and effect after giving effect to this Amendment and reaffirms the Guaranteed Obligations after giving effect to this Amendment.
     SECTION 8. Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK (NOT INCLUDING SUCH STATE’S CONFLICT OF LAWS PROVISIONS OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).
     SECTION 9. Counterparts. This Amendment may be executed on any number of separate counterparts (including by fax or electronic delivery), and all of such counterparts taken together shall be deemed to constitute one and the same instrument.
     SECTION 10. Section Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment (or the Credit Agreement).
     SECTION 11. Loan Document. The parties hereto hereby acknowledge and agree that this Amendment shall constitute a Loan Document for all purposes of the Credit Agreement and the other Loan Documents.

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     IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the day and year first above written.

KANSAS CITY SOUTHERN DE MÉXICO, S.A. DE C.V., as the Borrower
By:	/s/ Rodrigo Flores Léon
	Name:	Rodrigo Flores Léon
	Title:	Attorney-in-Fact

By:
Name:
Title:

ARRENDADORA KCSM, S. DE R.L. DE C.V., as the Guarantor
By:	/s/ Rodrigo Flores Léon
	Name:	Rodrigo Flores Léon
	Title:	Attorney-in-Fact

By:
Name:
Title:

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BANK OF AMERICA, N.A., as the Administrative Agent
By:	/s/ Robert Rittelmeyer
	Name:	Robert Rittelmeyer
	Title:	Vice President

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to the Credit Agreement

LENDERS: BBVA BANCOMER, S.A., INSTITUCIÓN DE BANCA MÚLTIPLE, GRUPO FINANCIERO BBVA BANCOMER, GRAND CAYMAN BRANCH
By:	/s/ Natividad Justo
	Name:	Natividad Justo
Title:

By:	/s/ Luis de Guerrero
	Name:	Luis de Guerrero
Title:

Amendment No. 2
to the Credit Agreement

BANK OF AMERICA, N.A.
By:	/s/ Gustavo Muñiz
	Name:	Gustavo Muñiz
	Title:	Senior Vice President

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to the Credit Agreement

EXPORT DEVELOPMENT CANADA
By:	/s/ Talal M. Kairouz
	Name:	Talal M. Kairouz
	Title:	Asset Manager

By:	/s/ Shaun Enright
	Name:	Shaun Enright
	Title:	Asset Manager

Amendment No. 2
to the Credit Agreement

KFW
By:
Name:
Title:

By:
Name:
Title:

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BANK OF MONTREAL
By:	/s/ William Thomson
	Name:	William Thomson
	Title:	Vice President

By:
Name:
Title:

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THE BANK OF NOVA SCOTIA
By:	/s/ Marian Lawson
	Name:	Marian Lawson
	Title:	Managing Director

By:
Name:
Title:

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to the Credit Agreement

COMERICA BANK
By:
Name:
Title:

By:
Name:
Title:

Amendment No. 2
to the Credit Agreement